                                   PROSPECTUS

                                NOVEMBER 1, 1998

                                 ONE FUND, INC.
                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone 1-800-578-8078

ONE Fund Inc. ("ONE Fund") is a mutual fund with nine diversified portfolios. Those portfolios have the following investment objectives:

- MONEY MARKET PORTFOLIO -- current income consistent with preservation of capital and liquidity

- TAX-FREE INCOME PORTFOLIO -- high current income exempt from federal income taxes.

- INCOME PORTFOLIO -- high current income. Preservation of capital is a secondary objective.

- INCOME & GROWTH PORTFOLIO -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

- GROWTH PORTFOLIO -- long-term capital growth.

- CORE GROWTH PORTFOLIO -- long-term capital appreciation.

- SMALL CAP PORTFOLIO -- maximum capital growth by investing primarily in common stocks of small and medium sized companies

- INTERNATIONAL PORTFOLIO -- long-term capital growth by investing primarily in common stocks of foreign companies.

- GLOBAL CONTRARIAN PORTFOLIO -- long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

This prospectus sets forth concisely the information about ONE Fund that you should know before investing. This prospectus should be retained for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Fee Table...................................................    3
Risk/Return Summary.........................................    4
  General Investment Objectives.............................    4
  Money Market Portfolio....................................    5
  Tax-Free Income Portfolio.................................    6
  Income Portfolio..........................................    7
  Income & Growth Portfolio.................................    9
  Growth Portfolio..........................................   10
  Core Growth Portfolio.....................................   12
  Small Cap Portfolio.......................................   13
  International Portfolio...................................   14
  Global Contrarian Portfolio...............................   16
Additional Risk Factors.....................................   17
ONE Fund Management.........................................   20
  Investment Adviser, Sub-advisers..........................   20
  The Adviser's Investment Style............................   21
  ONE Fund's Portfolio Managers.............................   22
  Fund Services.............................................   23
Shareholder Information.....................................   24
  Buying Shares.............................................   24
  Purchase Price............................................   24
  Sales Charges.............................................   24
  12b-1 Fees................................................   25
  Sales Contests............................................   25
  Reducing the Sales Charge.................................   25
  Flexibility Features......................................   27
  Redeeming Shares..........................................   29
  Dividends, Distributions and Taxes........................   30
Financial Highlights Information............................   31

                  STATEMENT OF ADDITIONAL INFORMATION CONTENTS

Investment Policies and Restrictions
Controlling Persons and Principal Shareholders
Brokerage Allocation
Tax Status
Underwriters
The Year 2000 Issue
Financial Statements

                              ABOUT ONE FUND

                              ONE Fund has nine fully diversified portfolios. ONE Fund's assets are managed by Ohio National Investments, Inc. (the "Adviser") which is a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The principal underwriter of ONE Fund is Ohio National Equities, Inc. ("ONEQ") which is also a wholly-owned subsidiary of ONLI. Each of these companies is located at One Financial Way, Cincinnati, Ohio 45242.

                                   FEE TABLE

This table and example describe the fees and expenses that you may pay if you buy and hold shares of ONE Fund and are provided to help you understand the expenses of investing in ONE Fund and your share of ONE Fund's operating expenses. A variety of ways to reduce the sales charge are available. See "Sales Charges" on page 24, and "Reducing the Sales Charge" on page 25.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load ) Imposed on Purchases (as a percentage of offering price) (1)

Money Market Portfolio......................................    None
Tax-Free Income Portfolio...................................    3.00%
Income Portfolio............................................    3.00%
Income & Growth Portfolio...................................    5.00%
Growth Portfolio............................................    5.00%
Core Growth Portfolio.......................................    5.00%
Small Cap Portfolio.........................................    5.00%
International Portfolio.....................................    5.00%
Global Contrarian Portfolio.................................    5.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ONE FUND
ASSETS):

                                              MANAGEMENT     12b-1      OTHER      TOTAL OPERATING
                                               FEES (2)     FEES(3)    EXPENSES       EXPENSES
                                              ----------    -------    --------    ---------------
Money Market Portfolio......................     0.30%       0.15%       0.58%          1.03%
Tax-Free Income Portfolio...................     0.60%       0.25%       0.75%          1.60%
Income Portfolio............................     0.50%       0.25%       0.79%          1.54%
Income & Growth Portfolio...................     0.50%       0.25%       0.60%          1.35%
Growth Portfolio............................     0.50%       0.25%       0.64%          1.39%
Core Growth Portfolio.......................     0.95%       0.25%       0.92%          2.12%
Small Cap Portfolio.........................     0.65%       0.25%       0.92%          1.82%
International Portfolio.....................     0.90%       0.25%       1.05%          2.20%
Global Contrarian Portfolio.................     0.90%       0.25%       1.38%          2.53%

EXAMPLE:

The Example enables you to compare the long-term cost of owning ONE Fund versus other funds. Funds with higher recurring operating expenses might, over time, be more expensive than a fund with a higher sales charge but lower recurring operating expenses.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

The Example assumes that you invest $10,000 in the ONE Fund portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                       ------    -------    -------    --------
Money Market Portfolio...............................   $106     $  329     $  571      $1,264
Tax-Free Income Portfolio............................    459        794      1,151       2,154
Income Portfolio.....................................    453        775      1,120       2,090
Income & Growth Portfolio............................    632        909      1,207       2,051
Growth Portfolio.....................................    635        921      1,227       2,093
Core Growth Portfolio................................    706      1,137      1,592       2,848
Small Cap Portfolio..................................    677      1,049      1,443       2,544
International Portfolio..............................    714      1,161      1,632       2,927
Global Contrarian Portfolio..........................    746      1,257      1,793       3,248

---------------

(1) The Maximum Sales Charge scales down for purchases of $25,000 or more and becomes a contingent deferred sales charge of 0.5%, for 2 years following purchase, for accounts of at least $1 million. If you transfer funds from lower load portfolios, you pay the additional load at the time of transfer.

(2) The Adviser is presently voluntarily waiving 0.15% of its Management Fees for certain portfolios. With those waivers, the Management Fees are 0.15% for the Money Market Portfolio, 0.45% for the Tax-Free Income Portfolio, 0.35% for the Income, Income & Growth and Growth Portfolios, and 0.50% for the Small Cap Portfolio. Current Operating Expenses are 0.88% for the Money Market Portfolio, 1.45% for the Tax-Free Income Portfolio, 1.39% for the Income Portfolio, 1.20% for the Income & Growth Portfolio, 1.24% for the Growth Portfolio and 1.67% for the Small Cap Portfolio.

(3) The 12b-1 Fees shown are based on an estimate that no individual sales representative will reach critical production levels this year. In later years, these fees could be slightly higher, but no higher than 0.17% for the Money Market Portfolio and 0.30% for the other portfolios.

                              RISK/RETURN SUMMARY

                              - GENERAL INVESTMENT OBJECTIVES
Each portfolio has its own
investment objectives and
policies.                     Each portfolio of ONE Fund has a different
                              investment objective and pursues that objective through its own investment policies. These differences mean that the total returns and risks for each portfolio will be different. Of course, the achievement of investment objectives cannot be assured because of the risks of fluctuating prices of the underlying securities. Risks associated with particular portfolios are discussed as part of the description of those portfolios. Following the portfolio descriptions, there is a general discussion of risks that affect all of the portfolios.

                              - MONEY MARKET PORTFOLIO
Current income, preservation
of
capital and liquidity
                              The objective of the Money Market Portfolio is to provide current income consistent with preservation of capital and liquidity. Essentially all the assets of this portfolio will be invested in high quality cash equivalent securities maturing in 13 months or less, including securities issued by (or guaranteed by) the U.S. Government or its agencies or instrumentalities, commercial paper, corporate bonds and notes, certificates of deposit, bankers' acceptances and repurchase agreements. Commercial paper is unsecured promissory notes issued by corporations to finance short-term credit needs.

                              The dollar-weighted average maturity of all securities in this portfolio will never be more than 90 days. The Statement of Additional Information provides a more complete description of the types of financial instruments in which this portfolio may invest.

Money Market Portfolio risk
factors The Money Market Portfolio offers the least risk of the nine ONE Fund portfolios, but also the least opportunity for above-average long-term return. Income will fluctuate with changes in the level of short-term interest rates.

                              An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of investments at $1 per share, it is possible to lose money by investing in this portfolio.

                              The bar chart shown on the next page provides an indication of the risks of investing in the Money Market Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart because this portfolio's shares are sold without any sales charge.

                             MONEY MARKET PORTFOLIO



                                                          Annual Total
                                                           Return (%)
                                                          ------------
1993                                                          2.82
1994                                                          3.97
1995                                                          5.42
1996                                                          4.99
1997                                                          4.70

                              During the period shown in the bar chart, the highest return for a quarter was 1.36% (quarter ending March 31, 1995) and the lowest return for a quarter was .70% (quarter ending September 30,
                              1993).


               AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                 (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                    DECEMBER 31, 1997)           YEAR        YEARS       (8/92)
                Money Market Portfolio          4.70%        4.38%        4.31%

                              Money Market Portfolio Seven Day Yield Ending 6/30/98: 4.97%

                              - TAX-FREE INCOME PORTFOLIO
High current income exempt
from federal income taxes
                              The objective of the Tax-Free Income Portfolio is to provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective.

                              Normally, substantially all (at least 85%) of the assets of this portfolio will be invested in investment grade municipal securities. As a temporary defensive measure, during times of adverse market conditions, up to 50% of the portfolio's assets may be invested in short-term securities, including those which are not municipal securities. Interest income from investments other than municipal securities will be taxable to you as ordinary income.

Investment grade Municipal
securities
                              This portfolio will only purchase investment grade securities. Generally, bonds rated in one of the top four rating categories are considered investment grade. No more than 25% of its assets may be invested in securities having, at the time of purchase, the fourth highest rating (Baa by Moody's and BBB by Standard & Poor's).

Tax-Free Income Portfolio
risk factors
                              The financial risk for this portfolio is kept fairly low by restricting purchases to investment grade securities and further restricting the purchase of securities in the fourth highest rating category to a maximum of 25% of assets. Securities in the fourth highest category, while considered investment grade, may have some speculative characteristics and the issuer's ability to pay interest or repay principal may be weaker under adverse economic conditions or changing circumstances.

                              The bar chart and table shown below provide an indication of the risks of investing in the Tax-Free Income Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1994 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.


                           TAX-FREE INCOME PORTFOLIO

                                                              Annual
                                                         Total Return (%)
                                                         ----------------
1995                                                          16.40
1996                                                           3.93
1997                                                           8.50

                              During the period shown in the bar chart, the highest return for a quarter was 6.53% (quarter ending March 31, 1995) and the lowest return for a quarter was -1.71% (quarter ending March 31,
                              1996).


                                                                                                        SINCE
                                                   AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                                            (FOR THE PERIODS ENDING DECEMBER 31, 1997)      YEAR       (11/94)
                                                  Tax-Free Income Portfolio                 8.50%       9.54%
                                                       Lehman Brothers
                                                    Municipal Bond Index*                   9.19%       9.79%

                              *The Lehman Brothers Municipal Bond Index is a
                               widely recognized, unmanaged municipal bond index.

                              - INCOME PORTFOLIO
High current income and
preservation of capital
                              The objective of the Income Portfolio is to provide high current income. Preservation of capital is a secondary objective. The Adviser will seek to preserve capital by shortening the average maturity of this portfolio during times of volatile interest rates. Shorter maturities reduce exposure to interest risk and correspondingly reduce the risk of loss of capital.

                              Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed income securities and the equivalent, including corporate bonds, securities issued by (or guaranteed by) the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and cash equivalents. The remainder may be invested in below-investment-grade corporate bonds ("junk bonds").

                              While this portfolio may invest in high-yield, or "junk" bonds, at no time will any such bond be purchased if it would result in more than 15% of the assets of this portfolio being represented by such securities. Bonds rated below the second highest below-investment-grade category (B) by Moody's or Standard & Poor's will not be purchased.

Income Portfolio risk
factors The Income Portfolio is primarily invested in securities that the Adviser believes present relatively low risk. To the extent deemed prudent, the Adviser will also seek to increase the income to this portfolio by positioning no more than 15% of its assets in high yield bonds, provided that the differences in yield appear to be sufficient to justify the higher risks involved. The market value of such a security is likely to fluctuate more than that of an investment grade bond, especially during periods of economic uncertainty or when the issuer's ability to pay the interest or principal might be in doubt. The portfolio's ability to sell a security or to obtain current pricing information might be impaired at times when an issuer's creditworthiness is not perceived to be sound.

                              With debt securities, the degree of financial risk generally increases the lower the security is rated, and the degree of market risk increases with the length of time remaining to maturity. During periods of rising interest rates, the market prices of all income producing securities will tend to decline. When interest rates fall, the market prices of such securities will tend to rise. Thus, there is always a risk of principal loss or gain associated with this portfolio. In addition, changes in economic conditions in general, or changes in an issuer's financial condition, might impair the ability of an issuer to timely pay interest and principal, thus adversely affecting the market price of such securities.

                              The bar chart and table shown on the next page provide an indication of the risks of investing in the Income Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992 and by showing how the portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                                INCOME PORTFOLIO

                                                            Annual Total
                                                             Return (%)
                                                            ------------
1993                                                           17.85
1994                                                          -10.75
1995                                                           16.73
1996                                                            4.85
1997                                                            8.17

                              During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ending March 31, 1993) and the lowest return for a quarter was -3.77% (quarter ending March 31,
                              1994).


                              AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                                (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                                   DECEMBER 31, 1997)           YEAR        YEARS       (8/92)
                                  Income Portfolio             8.17%        6.80%        6.44%
                                   Lehman Brothers
                              Government/Corporate Bond
                                        Index
                                  -- Intermediate*             7.86%        6.67%        6.44%

                              *The Lehman Brothers Government/Corporate Bond
                               Index-Intermediate is a widely recognized, unmanaged intermediate government and corporate bond index.

                              - INCOME & GROWTH PORTFOLIO
Moderate income with the
potential for increasing
income and growing
capital
                              The objective of the Income & Growth Portfolio is to provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

                              At least 90% of the assets of this portfolio will be invested in income producing securities. Normally, at least 50% of the assets will be invested in dividend-paying common stocks. The remaining assets will be invested in preferred stocks, corporate bonds, convertible bonds, securities issued by (or guaranteed by) the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, or cash and cash equivalents.

Income & Growth Portfolio
risk factors
                              The risk factors related to the Income Portfolio will also apply to the debt security portion of this portfolio, and the risk factors related to the Growth Portfolio will apply to the stock portion of this portfolio. However, market risk factors for debt securities and stocks often (but not always) tend to offset each other.

                              The bar chart and table shown below provide an indication of the risks of investing in the Income & Growth Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992 and by showing how the portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.


                           INCOME & GROWTH PORTFOLIO


                                                              Annual
                                                         Total Return (%)
1993                                                           17.51
1994                                                           -0.67
1995                                                           24.61
1996                                                           15.82
1997                                                           22.87

                              During the period shown in the bar chart, the highest return for a quarter was 11.82% (quarter ending September 30, 1997) and the lowest return for a quarter was -2.55% (quarter ending December 31, 1997).


                              AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                                (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                                   DECEMBER 31, 1997)           YEAR        YEARS       (8/92)
                              Income & Growth Portfolio        22.87%       15.74%      14.47%
                                      S&P 500*                 33.36%       20.27%      20.25%

                              *The S&P 500 is the Standard & Poor's Composite
                               Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                              - GROWTH PORTFOLIO
Long-term growth
                              The objective of the Growth Portfolio is to provide long-term capital growth. Current income is incidental to the objective of capital growth.

                              Normally, at least 90% of the assets of this portfolio will be invested in common stocks and securities convertible into common stocks. Selection of stocks is not limited with regard to whether the stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size. The remaining assets will be held in preferred stocks, investment grade corporate bonds, U.S. Government securities, or short term obligations and cash equivalents. The Adviser may temporarily invest a larger portion of the assets in cash or cash equivalents for defensive purposes or to meet anticipated redemption requests.

Growth Portfolio risk
factors Securities ratings are generally not a factor in stock selection. While common stocks offer greater opportunities than other securities for long-term total return, their prices are subject to substantial fluctuation. Among factors affecting stock prices in general are economic and financial trends, expectations about business activity, and anticipation of changes in corporate earnings.

                              The bar chart and table shown below and on the next page provide an indication of the risks of investing in the Growth Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on August 18, 1992 and by showing how the portfolio's average annual returns for one year, five years and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.


                                GROWTH PORTFOLIO

                                                              Annual
                                                         Total Return (%)
1993                                                          17.08
1994                                                           0.61
1995                                                          28.16
1996                                                          17.81
1997                                                          16.72

                              During the period shown in the bar chart, the highest return for a quarter was 14.36% (quarter ending June 30, 1997) and the lowest return for a quarter was -8.14% (quarter ending December 31,
                              1997).



                              AVERAGE ANNUAL TOTAL RETURNS                               SINCE
                                (FOR THE PERIODS ENDING       PAST ONE    PAST FIVE    INCEPTION
                                   DECEMBER 31, 1997)           YEAR        YEARS       (8/92)
                                  Growth Portfolio             16.72%       15.96%       16.04%
                                      S&P 500*                 33.36%       20.27%       20.25%

                              *The S&P 500 is the Standard & Poor's Composite
                               Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                              - CORE GROWTH PORTFOLIO
Long-term capital
appreciation                  The objective of the Core Growth Portfolio is to
                              provide long-term capital appreciation by investing primarily in equity securities of large, medium and small companies that Pilgrim Baxter &
                              Associates, Ltd. ("PBA") believes have strong earnings growth and long-term capital appreciation prospects. PBA seeks companies poised for rapid growth that have a history of above-average earnings growth, demonstrate the ability to sustain that growth, and operate in industries or markets experiencing increased demand for their products or services.

PBA's investment process
                              PBA seeks to construct an investment portfolio having strong growth characteristics. PBA begins by creating a universe of rapidly growing companies having desired quality characteristics. Using proprietary software and research models that incorporate attributes of successful growth (such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth), PBA creates a universe of growing companies. Then, using fundamental research, PBA evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends.

Core Growth Portfolio risk
factors This portfolio's investments in small and medium capitalization companies may experience greater price volatility than portfolios investing primarily in larger, more established companies. Because the universe of companies in which this portfolio invests will experience stock price volatility, it is important that investors maintain a long-term investment perspective.

                              The bar chart and table shown on the next page provide an indication of the risks of investing in the Core Growth Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1996 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                             CORE GROWTH PORTFOLIO

                                                                Annual Total
                                                                 Return (%)
1997                                                                 -6.37

                              During the period shown in the bar chart, the highest return for a quarter was 20.54% (quarter ending June 30, 1997) and the lowest return for a quarter was -17.29% (quarter ending March 31,
                              1997).




                                                                                                        SINCE
                                                   AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                                            (FOR THE PERIODS ENDING DECEMBER 31, 1997)      YEAR       (11/96)
                                              Core Growth Portfolio                        - 6.37%      - 6.37%
                                              Russell 3000 Index*                           31.79%       32.92%

                              *The Russell 3000 Index is a widely recognized,
                               unmanaged index of growth stock prices.

                              - SMALL CAP PORTFOLIO
Capital growth through
stocks of small and medium
sized companies               The objective of the Small Cap Portfolio is to
                              provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Ordinarily, these companies are not listed on a national securities exchange but will be traded over the counter.

                              Under normal market conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalizations of less than $1 billion. However, under unusual market conditions, it may temporarily invest more than 35% of its assets in larger companies if they appear to present better prospects for capital appreciation.

Small Cap Portfolio risk
factors Investments in this portfolio generally involve a high degree of market and financial risk. Small and medium sized companies selected for this portfolio are generally those that are still in the developing stages of their life cycles and are able to achieve rapid growth in sales, earnings and share prices. Investments in these companies involve greater risk than is customarily associated with more established companies because smaller or newer companies often (a) are dependent on one-person management, (b) have limited product lines, markets or financial resources, (c) their securities may have limited marketability, and (d) the price of their common stock may be subject to more abrupt or erratic movements than securities of larger, more established companies or the market averages.

                              The bar chart and table shown below provide an indication of the risks of investing in the Small Cap Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1994 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                              SMALL CAP PORTFOLIO

1995                                                          21.60
1996                                                          17.01
1997                                                          16.92

                              During the period shown in the bar chart, the highest return for a quarter was 13.08% (quarter ending September 30, 1997) and the lowest return for a quarter was -4.80% (quarter ending December 31, 1997).


                                                                                                        SINCE
                                                   AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                                            (FOR THE PERIODS ENDING DECEMBER 31, 1997)      YEAR       (11/94)
                                                     Small Cap Portfolio                   16.92%       17.59%
                                                     Russell 2000 Index*                   22.36%       20.48%

                              *The Russell 2000 Index is a widely recognized,
                               unmanaged index of small cap common stock prices.

                              - INTERNATIONAL PORTFOLIO

Long-term growth through      The objective of the International Portfolio is to
foreign stocks                provide long-term capital growth by investing
                              primarily in common stocks (and securities convertible into common stocks) of foreign companies. This portfolio may also invest in fixed-income securities of foreign issuers. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments of U.S. or foreign issuers, in U.S.
                              Government obligations, or in U.S. common stocks.

                              As a nonfundamental policy, this portfolio will not invest more than 20% of its assets in securities of issuers located in any one foreign country, except that up to an additional 5% of its assets may be invested in securities of issuers located in each of any three of Australia, Canada, France, Germany, Japan or the United Kingdom. While there is no restriction limiting the countries in which the portfolio may invest, it normally will invest only in countries with developed securities markets and developed or developing economies, and for which the Board of Directors has determined custody arrangements are reasonable.

International Portfolio risk
factors Investing in foreign securities may involve a greater degree of risk than investing in domestic securities. See the discussion of risk factors under "Foreign Securities" on pages 18-19.

                              The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on May 1, 1993 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                            INTERNATIONAL PORTFOLIO

1994                                                          9.59
1995                                                         11.89
1996                                                         13.95
1997                                                          1.24

                              During the period shown in the bar chart, the highest return for a quarter was 8.85% (quarter ending March 31, 1994) and the lowest return for a quarter was -8.17% (quarter ending December 31,
                              1997).


                                                                                                        SINCE
                                                   AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                                            (FOR THE PERIODS ENDING DECEMBER 31, 1997)      YEAR       (5/93)
                                                   International Portfolio                  1.24%       13.77%
                                                      MSCI EAFE Index*                      2.06%        7.76%

                              *The MSCI EAFE Index is the Morgan Stanley Capital
                               International Europe, Asia, Far East Index, a widely recognized, unmanaged index of international stock prices.

                              - GLOBAL CONTRARIAN PORTFOLIO
Long-term growth through
investment in foreign and
domestic undervalued or
out-of-favor securities       The objective of the Global Contrarian Portfolio
                              is to provide long-term growth of capital by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors, but have positive prospects for eventual recovery. While this portfolio will primarily invest in common stocks (and securities convertible into common stocks), it may also invest in fixed income securities that appear to be undervalued or out of favor. Not more than 20% of the portfolio's assets may be invested in fixed income securities rated below investment grade.
                              Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

                              As a nonfundamental policy, this portfolio will not invest more than 20% of its assets in securities of issuers located in any one foreign country, except that up to an additional 5% of its assets may be invested in securities of issuers located in each of any three of Australia, Canada, France, Germany, Japan or the United Kingdom. There is no other restriction limiting the countries in which the portfolio may invest.

Global Contrarian Portfolio
risk factors                  A substantial portion of this portfolio (not less
                              than 25%) will be invested in foreign securities, in at least three countries, under normal market conditions. To that extent, the risk factors described under "Foreign Securities" will apply.
                              See pages 18 and 19. Fixed income securities rated below investment grade present the higher risk characteristics described under "Income Portfolio risk factors" on page 8. In addition, "contrarian" investing generally involves substantial risks, particularly in the short term. Companies or market segments that appear to be undervalued or are out of favor with investors may remain so for an extended period of time or may never recover.
                              Investors should only consider this portfolio for long-term investments and to the extent that they are willing to be exposed to a higher degree of risk than is present with the other portfolios.

                              The bar chart and table shown on the next page provide an indication of the risks of investing in the Global Contrarian Portfolio by showing changes in the portfolio's performance for full calendar years since its inception on November 1, 1994 and by showing how the portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Sales loads are not reflected in the chart or table. If they were reflected, returns would be less than those shown.

                         - GLOBAL CONTRARIAN PORTFOLIO

                                                                      ANNUAL TOTAL
                                                                       RETURN (%)
                                                                      ------------
1995                                                                      15.08
1996                                                                      10.02
1997                                                                      10.20

                              During the period shown in the bar chart, the highest return for a quarter was 7.54% (quarter ending June 30, 1997) and the lowest return for a quarter was -5.97% (quarter ending December 31,
                              1997).


                                                                                                        SINCE
                                                   AVERAGE ANNUAL TOTAL RETURNS           PAST ONE    INCEPTION
                                            (FOR THE PERIODS ENDING DECEMBER 31, 1997)      YEAR       (11/94)
                                                 Global Contrarian Portfolio               10.20%        9.76%
                                                      MSCI World Index*                    16.23%       14.92%

                              *The MSCI World Index is the Morgan Stanley
                               Capital International World Index, a widely recognized, unmanaged index of world stock prices.

                              ADDITIONAL RISK FACTORS

                              - DIVERSIFICATION
No more than 5% will be
invested in one company
and 25% in one industry.      Each portfolio is fully diversified. No more than
                              5% of the value of the total assets of each portfolio, as of the time any portfolio security is purchased, will be invested in the securities of any one issuer. No more than 25% of the value of the total assets of each portfolio, as of the time any portfolio security is purchased, will be invested in any one industry. For the Money Market
                              Portfolio, these restrictions do not apply to U.S.
                              Government securities, and the "industry" restriction does not apply to domestic banks or, with respect to the Tax-Free Income Portfolio, to municipal securities (other than industrial revenue bonds).

                              - CREDIT AND MARKET RISKS
"Credit Risk" is the ability
of an issuer to pay its debts.
"Market Risk" measures the
volatility of a security's
price in a fluctuating
market. All securities are subject, to some degree, to credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. Higher risk levels are usually equated to higher potential total return, but higher risk investments have a greater potential for loss as well. Generally, bonds rated in one of the top four rating categories are considered investment grade. However, those in the fourth highest category (Moody's Baa or Standard & Poor's
                              BBB) may have speculative characteristics and the issuer's ability to pay interest or repay principal under adverse economic conditions or changing circumstances may be weaker.

                              The degree of market risk for debt securities increases with the length of time remaining to their maturity. During periods of rising interest rates, the market prices of all income producing securities tend to decline. When interest rates fall, the market prices of such securities tend to rise. The values of such securities will also vary as a result of changing economic conditions or changing evaluations by investors and rating organizations of the ability of the issuers to meet interest and principal payments. Thus, there is always a risk of principal loss or gain associated with the portfolio. However, changes in the values of debt securities held by a portfolio will not affect income derived from those securities unless the issuer defaults on its interest payments.

                              Generally, the greatest degree of market and credit risk can be expected with the International Portfolio, and the lowest degree of such risks can be expected with the Money Market Portfolio. A more detailed summary of risk factors is contained in the Statement of Additional Information.

                              - QUALITY OF MONEY MARKET PORTFOLIO INVESTMENTS

                              At least 95% of the assets of the Money Market Portfolio will be invested in "first-tier" short-term debt instruments. Purchases of other short-term debt instruments of a single issuer will be limited to the greater of 1% of its total assets or $1 million. In addition to U.S. Government securities, the first tier includes commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSROs"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short term debt obligations that is now comparable in priority and security to those to be purchased.

                              - FOREIGN SECURITIES
Up to 20% may be invested in
other countries.
                              The Income, Income & Growth, Growth, Core Growth and Small Cap Portfolios may each invest up to 20% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and the securities of United States domiciled issuers with values expressed in foreign currency. The Money Market Portfolio may invest up to 50% of its assets in such securities, provided they have values expressed in U.S. dollars and are held in custody in the United States. The Tax-Free Income Portfolio will not invest in foreign securities. At least 25% of Global Contrarian Portfolio assets, and normally all of International Portfolio assets, will be invested in foreign securities at all times.

Foreign Securities risk
factors Investments in foreign securities involve added risk factors. These factors include changes in currency exchange rates, currency exchange control regulations, the possibility of seizure or nationalization of companies, political or economic instability, imposition of unforeseen taxes, the possibility of financial information being difficult to obtain or difficult to interpret under foreign accounting standards, the necessity of trading in markets that in relation to U.S. markets may be more volatile or less efficient and have available less information concerning issuers, or the imposition of other restraints that might adversely affect investments.

                              Except for the International and Global Contrarian Portfolios, foreign investments will not normally constitute a substantial portion of ONE Fund assets. However, the Adviser may invest in foreign securities whenever deemed prudent, particularly when deemed advantageous to offset market or economic factors prevailing in the U.S. In addition, a number of large, multi-national foreign corporations have a substantial business presence in the U.S. and their securities are widely traded in this country.

                              - HEDGING TRANSACTIONS
Hedging transactions seek to
limit portfolio volatility.   Each portfolio, other than the Money Market
                              Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange, if the portfolio owns the underlying securities, and purchase call options for the purpose of closing out options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon,
                              (d) purchase and sell financial index options, and
                              (e) engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities. However, no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of a portfolio would be hedged by options or futures contracts, and no more than 5% of the total assets, at market value, of a portfolio may be used for premiums on open options and initial margin deposits on futures contracts, and not more than 5% of any portfolio's assets may be invested in foreign currency hedging transactions. Hedging transactions and their associated risks are more fully described in the Statement of Additional Information.

                              - RESTRICTED AND ILLIQUID SECURITIES
                              Restricted securities are securities in which a portfolio may otherwise invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

                              - the frequency of trades and quotes for the
                                security;

                              - the number of dealers willing to purchase or
                                sell the security, and the number of other potential buyers;

                              - dealer undertakings to make a market in the
                                security; and the nature of the security; and

                              - the nature of the marketplace trades.

                              - MUNICIPAL SECURITIES
                              Municipal securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The portfolio primarily will hold "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. For this reason, the portfolio will not invest more than 5% of its assets in such obligations.

                              ONE FUND MANAGEMENT

                              - INVESTMENT ADVISER, SUB-ADVISERS
The Directors are elected by
the shareholders and are
responsible for
overall management.           The Adviser manages the investment and
                              reinvestment of ONE Fund assets, subject to the supervision of The Board of Directors. The Board of Directors is responsible for ONE Fund's overall management and direction. The Board approves all significant agreements including those with the Adviser, the Core Growth Portfolio's subadviser
                              Pilgrim Baxter & Associates, Ltd.("PBA"), the
                              International and Global Contrarian Portfolios' sub-adviser Societe Generale Asset Management
                              ("SGAM"), ONE Fund's principal underwriter
                              ("ONEQ"), its custodians (Investors Fiduciary
                              Trust Co. for the International and Global
                              Contrarian Portfolios and Star Bank for the other portfolios), and its transfer agent and fund accounting agent, American Data Services, Inc.
                              ("ADS"). Board members are elected by the shareholders for three-year terms. Shareholder meetings are normally held every 3 years. As a result of ONLI's ownership of ONE Fund shares, it is a controlling person of each portfolio of ONE
                              Fund other than the International Portfolio.

                              For managing ONE Fund's assets, the Adviser receives a quarterly management fee based on each portfolio's net assets, at maximum rates of 0.30% for the Money Market Portfolio, 0.50% for the Income, Income & Growth and Growth Portfolios, 0.60% for the Tax-Free Income Portfolio, 0.65% for the Small Cap Portfolio, 0.90% for the International and Global Contrarian Portfolios and 0.95% for the Core Growth Portfolio. The Adviser is now waiving 0.15% of the fees to which it is entitled from the Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, but it may cease those waivers, in whole or in part, without prior notice. During ONE Fund's most recent fiscal year, July 1, 1997 to June 30, 1998, the aggregate fee received for each portfolio as a percentage of average net assets was: 0.15% for the Money Market Portfolio, 0.45% for the Tax-Free Income Portfolio, 0.35% for the Income, Income & Growth and Growth Portfolios, 0.50% for the Small Cap Portfolio, 0.90% for the International and Global Contrarian Portfolios, and 0.95% for the Core Growth Portfolio.

                              The Adviser contracts with PBA for the management of the Core Growth Portfolio and SGAM for the management of the International and Global Contrarian Portfolios.

Sub-adviser for the Core
Growth Portfolio
                              PBA manages the assets of the Core Growth
                              Portfolio under the Adviser's supervision. PBA is located at 824 Duportail Road in Wayne, Pennsylvania. Its controlling shareholder is United Asset Management Corp. located in Boston, Massachusetts. With its predecessors, PBA has been an investment adviser since 1982 and it manages the PBHG mutual funds. The Adviser pays PBA, for its services as sub-adviser, a fee at an annual rate of 0.75% of the average daily net asset value of the first $50 million of Core Growth Portfolio assets, 0.70% of the next $100 million and 0.50% of portfolio assets in excess of $150 million.

Sub-adviser for the
International and Global
Contrarian Portfolios         SGAM manages the assets of the International and
                              Global Contrarian Portfolios under the Adviser's supervision. SGAM is located at 1221 Avenue of the Americas in New York City and is owned by Societe
                              Generale, one of the largest banks in Europe. SGAM and its predecessors have been investment advisers to international mutual funds since 1970. The
                              Adviser pays SGAM, for its services as
                              sub-adviser, fees at an annual rate of 0.65% of the average daily net asset value of the International and Global Contrarian Portfolios.

                              - THE ADVISER'S INVESTMENT STYLE
                              The Adviser's basic mutual fund investment philosophy is to seek value at reasonable prices. This philosophy is implemented through both macroeconomic and microeconomic analyses using both quantitative and qualitative measurements.

The Adviser's value
investing style uses both
a top-down and a bottom-up
approach.
                              The macroeconomic (top-down) analysis generates a forecast based on economic, political and demographic trends. This macro view identifies those business sectors and industries most likely to benefit from expected conditions or events. Once these sectors and industries are determined, a universe of potential investments is selected. The macroeconomic analysis also tests the reasonableness of current securities valuations in anticipation of short-term and intermediate-term capital market movements.

                              The microeconomic (bottom-up) analysis of the selected universe of securities is carried out jointly by the Adviser's securities analysts and portfolio managers.

Stock selection is based on
fundamental research and
technical indicators.
                              Stock selection is determined primarily through fundamental research. Through both proprietary and nonproprietary research capabilities, the Adviser anticipates a company's future earnings potential. Then, certain quantitative factors are reviewed to assure that the stock's current price is consistent with its historical range and earnings potential. These and other technical indicators are reviewed to gain an understanding of how investors perceive the stock relative to its industry and the overall market.

Bond selection is based on
credit analysis and interest
rate forecasts.               Bond selection is determined primarily through
                              credit analysis. Initially, credit analysis evaluates the probability that the issuer will meet its scheduled interest and principal payments. This requires the Adviser to conduct industry-, company- and indenture-specific analyses. A second dimension of bond selection is to anticipate bond price movements which are caused by changes in prevailing interest rates.

The Adviser uses sell
disciplines.                  The value investing approach is used by the
                              Adviser both to determine securities to be acquired and those to be sold.

                              - ONE FUND'S PORTFOLIO MANAGERS
                              The individuals primarily responsible for the day-to-day management of ONE Fund's portfolios are Joseph Brom, Jed Martin, Michael Boedeker, Stephen Williams, James McCall, Ellen McGee, Keith Hanson, and Jean-Marie Eveillard.

                              Joseph Brom is president of the Adviser and senior vice president and chief investment officer of ONLI. He oversees the management of the Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios. He is a chartered financial analyst with a bachelor's degree in economics and finance and a law degree from the University of Wisconsin. He has been an investment officer of ONLI since 1975 and previously had 15 years of experience in securities management.

                              Jed Martin, a vice president of the Adviser, has managed the Money Market Portfolio since 1996. He is a chartered financial analyst with a bachelor's degree in mechanical engineering from the University of Kentucky and a master of business administration degree in finance from Indiana University. He has been an investment analyst and portfolio manager for ONLI since 1985.

                              Michael Boedeker, a vice president of the Adviser, has managed the Tax-Free Income and Income Portfolios from the inception of each. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance from Indiana University. He has been vice president of fixed income securities for ONLI since 1989 and previously had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment office of Mutual Security Life Insurance Co. for more than five years.

                              Stephen Williams, a vice president of the Adviser, has managed the Income & Growth and Growth Portfolios since the inception of each. He has a bachelor's degree in finance from the University of Cincinnati. He has been vice president of equity securities for ONLI since 1997 and was an investment analyst and director of securities for ONLI for 20 years before that.

                              James McCall co-manages the Core Growth Portfolio, being primarily responsible for the portfolio's large and mid-cap investments. He has been a portfolio manager with PBA since 1994. For nine years prior to that he was a portfolio manager with First National Bank of Maryland. Mr. McCall is a chartered financial analyst. He has a bachelor's degree from the Philadelphia College of Pharmacy & Science and masters degrees in pharmacy and business administration from the University of Utah. He spent ten years as a pharmacist before entering the investment field.

                              Ellen McGee co-manages the Core Growth Portfolio, being primarily responsible for the portfolio's small and micro-cap investments. She is a chartered financial analyst and has been a portfolio manager with PBA since 1997. For three years prior to that, she was a senior portfolio manager for First Union National Bank and NationsBank, and she spent eight years before that managing institutional portfolios for First National Bank of Maryland. Ms. McGee has a bachelor's degree from Rutgers University.

                              Keith Hanson, a vice president of the Adviser, has managed the Small Cap Portfolio since 1996. He is a chartered financial analyst with a bachelor's degree from Marquette University. He has been an investment analyst and portfolio manager for ONLI since 1994. For a year prior to that, he was a research analyst in the valuation of small businesses for Blum & Colombe, SC and for seven years prior to that he was a securities analyst for Johnson Asset Management.

                              Jean-Marie Eveillard, president of SGAM, manages the International and Global Contrarian Portfolios. He is a graduate of the Ecole des Hautes Etudes Commerciales in Paris. He has been president of SoGen International Fund since 1984 and for 21 years prior to that had been a securities analyst and mutual fund manager of Societe Generale and SoGen International Fund.

                              - FUND SERVICES
                              Star Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian for all ONE Fund assets except those of the International and Global Contrarian Portfolios. The assets of those two portfolios are in the custody of Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, Investors Fiduciary Trust Company enters into subcustodial agreements, subject to approval by the Board of Directors. ADS, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, serves as ONE Fund's transfer agent and its agent for bookkeeping, dividend disbursing and certain shareholder services.

                              SHAREHOLDER INFORMATION

                              - BUYING SHARES
                              ONE Fund's shares are continuously offered through its principal underwriter, ONEQ, and through other securities dealers that execute a distribution agreement with ONEQ.

Investments can be as small
as $50. The minimum initial investment is $500. Subsequent investments must be at least $50. These minimums may be waived when the shares are purchased through plans providing for regular periodic investments. ONE Fund and ONEQ reserve the right to refuse any purchase order.

                              - PURCHASE PRICE
ONE Fund shares are valued
each day the NYSE is open.
                              The net asset value of the shares of each portfolio is determined at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of capital shares outstanding for that portfolio. Securities held by the Money Market Portfolio are valued at amortized cost. Securities held by the other portfolios are valued at current market value.

                              ONE Fund's shares are offered at the public offering price. This is the net asset value per share plus a sales charge, if applicable. The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The Money Market Portfolio seeks to maintain a constant price of $1 per share.

                              - SALES CHARGES

                              THE SALES CHARGE DOES NOT APPLY TO THE MONEY
                              MARKET PORTFOLIO.

                                  TAX-FREE INCOME AND
                                   INCOME PORTFOLIOS                        OTHER PORTFOLIOS
                          ------------------------------------    ------------------------------------
                                SALES CHARGE AS A % OF:                 SALES CHARGE AS A % OF:
                          OFFERING    NET AMOUNT      DEALER      OFFERING    NET AMOUNT      DEALER
   AMOUNT OF PURCHASE      PRICE       INVESTED     CONCESSION     PRICE       INVESTED     CONCESSION
   ------------------     --------    ----------    ----------    --------    ----------    ----------
Less than $25,000.......    3.00%        3.09%         2.80%        5.00%        5.26%         4.70%
$25,000 -- $49,999......    3.00%        3.09%         2.80%        4.50%        4.71%         4.25%
$50,000 -- $99,999......    2.50%        2.56%         2.35%        4.00%        4.17%         3.80%
$100,000 -- $249,999....    2.50%        2.56%         2.35%        3.50%        3.63%         3.35%
$250,000 -- $499,999....    2.00%        2.04%         1.90%        2.50%        2.56%         2.40%
$500,000 -- $999,999....    1.50%        1.52%         1.45%        2.00%        2.04%         1.95%
$1,000,000 and over.....    None*        None*         None**       None*        None*         None**

---------------

 * While no initial sales charge is imposed on investments of $1 million or more, a contingent deferred sales charge of 0.5% of the amount redeemed (up to 0.5% of the amount invested with no initial sales charge) is imposed within 2 years of such a purchase. This charge does not apply to amounts held continuously in the Money Market Portfolio. See "Redeeming Shares" on pages 29-30.

** ONEQ will pay a dealer concession of 0.50% to securities dealers who initiate and are responsible for any purchase of $1 million or more.

                              - 12b-1 FEES
                              Qualified dealers are paid a continuing
                              shareholder service fee of 0.25% annually (0.15% for the Money Market Portfolio) to compensate them for providing certain services to shareholders and to promote growth of ONE Fund's assets. These services include submitting purchase and redemption transactions, establishing shareholder accounts and providing information and assistance regarding ONE Fund. The proceeds of ONE Fund's 12b-1 Distribution Plan are used only to pay these shareholder service fees. Because these fees are paid out of ONE Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              - SALES CONTESTS
                              Periodically, ONE Fund may conduct sales contests to encourage higher production among the registered representatives of broker-dealers that have the authority to sell ONE Fund shares. These contests may be restricted to registered representatives of certain broker-dealers, or open to all eligible firms, in the discretion of ONE Fund management. Such contests will only be conducted in accordance with the laws, rules and regulations of applicable federal, state and other regulators.

                              REDUCING THE SALES CHARGE

                              For purposes of Right of Accumulation, Combined Purchases and Group Purchases, "holdings" means the current value of your shares at the full offering price. Your registered representative can help you to take advantage of any of the following methods of reducing the sales charge if you qualify. These rights may be requested on your ONE Fund account application.

                              - CONCURRENT PURCHASES
Combining your purchases of
ONE Fund and contracts issued
by its affiliates             You may qualify for a reduced sales charge by
                              combining concurrent products underwritten by ONEQ or its affiliates (the Ohio National companies). A concurrent purchase occurs whenever ONE Fund shares are purchased at any time from the day any Ohio National annuity or insurance policy is applied for until 5 days after that contract is delivered. The amount of the annual (or single) premium of the Ohio National annuity or insurance policy will then be added to the amount of your concurrent ONE Fund purchase to determine the percentage of sales charge to apply to your ONE
                              Fund purchase.

                              - LETTER OF INTENT
Committing to invest a
certain amount over 13
months You may reduce sales charges on all investments by meeting the terms of a nonbinding letter of your intent to invest a certain amount within a 13-month period. Shares representing up to 5% of the intended amount will be held in escrow to cover additional sales charges that may be due if your total investments, net of redemptions, over the stated period are insufficient to qualify for a sales charge reduction. You have up to 90 days after investing to sign a letter of intent to reduce the sales charges on your investments including the investments made in the 90 days before the letter. Shares you currently own will apply toward meeting your letter of intent.

                              - RIGHT OF ACCUMULATION
Adding up all your ONE Fund
holdings
                              Your sales charge may also be reduced by taking into account your existing holdings in ONE Fund. Holdings will be valued at the greater of their full offering price at the time a new purchase is made under a right of accumulation or the sum of all your purchases (including reinvested dividends) less any redemptions.

                              - COMBINED PURCHASES
Combining your purchases
with those of your family
members
                              Your sales charge may be reduced by aggregating holdings for the account(s) of you, your spouse, your children and grandchildren. This may include purchases through employee benefit plans such as an IRA, an individual-type 403(b) plan or a single-participant Keogh plan, or by a business solely controlled by these individuals (for example, they own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals.

                              - GROUP PURCHASES
Available to members of a
qualified group
                              A member of a qualified group may purchase ONE Fund shares at the reduced sales charge applicable to the aggregate holdings of the group as a whole. (For example, if members of the group had previously purchased $100,000 of ONE Fund shares and still held those shares, and now were purchasing an additional $25,000, the sales charge would be 3.50%, or 2.50% for the Tax-Free Income and Income Portfolios.)

                              A "qualified group" is one that (a) has been in existence more than six months (unless it is a tax-qualified plan), (b) has a purpose other than acquiring mutual fund shares, and (c) satisfies uniform criteria enabling ONEQ to realize economies of scale in its costs of distributing shares. A qualified group must have at least six members, must be available to arrange for group meetings between representatives of dealers who sell ONE Fund shares and the members, must agree to include sales literature and other materials relating to ONE Fund in its publications and mailings to members at reduced or no cost to ONE Fund or to dealers that sell its shares, and must seek to arrange for payroll deduction or other bulk transmission of ONE Fund purchases.

                              - GROUP LETTER OF INTENT
Qualified groups committing
to invest a certain amount
over 24 months
                              Qualified groups may reduce sales charges on all investments by meeting the terms of a nonbinding letter of the group's intention to invest a certain amount over a 24-month period. Shares representing 5% of the investments of each group member during that period will be held in escrow to cover additional sales charges. The group has up to 90 days after investing to enter into the group letter of intent.

                              - PURCHASES WITHOUT A SALES CHARGE
Redeeming other shares that
had a sales charge
                              Within 60 days preceding their purchase of ONE Fund shares, investors who have redeemed an investment in another mutual fund that imposed a sales charge and which has investment objectives similar to any portfolio(s) of ONE Fund, may purchase ONE Fund shares, up to the amount redeemed, without paying any sales charge.

                              Officers, directors, employees, retirees, agents and registered representatives of the Ohio National companies, any employee benefit plan with respect to them, and their spouses, children and grandchildren, may purchase ONE Fund shares without a sales charge.

                              No sales charge is imposed on ONE Fund shares purchased by:

                                - institutional investors (including banks,
                                  trust companies and thrift institutions) for their own account or for the benefit of any trust having at least $1,000,000 in assets;

                                - fee-based registered investment advisers that
                                  do not receive any part of a sales charge for the sale of the shares; or

                                - pension or retirement plans, deferred
                                  compensation plans and employee benefit plans that have at least $1,000,000 in assets and the trusts used to fund those plans.

                              FLEXIBILITY FEATURES

                              - OPEN ACCOUNTS
You will receive statements
every quarter.
                              Your account is opened in accordance with your registration instructions. It offers many features allowing you to change your investment program at any time as circumstances change. Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from ADS. Any of the following features may be established through your ONE Fund account application or by contacting your registered representative or ONE Fund.

                              - AUTOMATIC INVESTING
From your bank account or
pay check
                              You may make regular monthly or quarterly investments through automatic charges to your bank account or, if your employer approves, from your pay check. Once a plan is established, your account will normally be charged on the 1st or 15th day of the month, as you choose.

                              - AUTOMATIC REINVESTING
Income and capital gains
                              Unless you indicate otherwise in your account application, dividends and capital gains distributions are reinvested in additional shares at no sales charge. You may elect to have dividends and/or capital gains distributions paid to you by check.

                              - CROSS INVESTING
Investing income and capital
gains into other portfolios
                              You may elect to have your dividends or dividends and capital gains distributions from one portfolio invested in another portfolio. To use this service, the value of your account in the paying portfolio must be at least $5,000.

                              - TRANSFERRING
Among the nine portfolios.
                              You may transfer your account balances among the various portfolios in amounts of at least $50. There is currently no charge for transfers. ONE Fund reserves the right to limit the number, frequency, method or amount of transfers or to impose charges on transfers. Transfers from any portfolio on any one day may be limited to 1% of the previous day's total net assets of that portfolio if ONE Fund or the Adviser, in its or their discretion, believes that the portfolio might otherwise be damaged.

                              - TELEPHONE TRANSACTIONS
You must preauthorize in
writing. If you have previously authorized it in writing, you or your registered representative may do the following transactions by telephoning ONE Fund at 1-800-578-8078:

                                - Make transfers among the portfolios as
                                  provided above under "Transferring."

                                - Change the amount of automatic investments, or
                                  discontinue them as provided above under "Automatic Investing."

                                - Change your election for payment of dividends
                                  and capital gains as provided above under "Automatic Reinvesting" and "Cross Investing."

                                - Redeem your shares as provided under "By
                                  Telephone" on page 29. Initiate, change or discontinue automatic redemptions of your shares as provided under "Automatically" on page 30.

                                - Change your address on our records.

                              Telephone transaction requests received after 4:00 p.m. Eastern time will be made at the net asset values computed at the close of the following business day. ONE Fund and its transfer agent will honor telephone transaction instructions from anyone giving such instructions who is able to provide the personal identifying information requested, but we reserve the right to refuse to honor any such request if that seems prudent. ONE Fund will use reasonable procedures to confirm that telephone instructions are genuine. If we do not, ONE Fund may be liable for any losses due to unauthorized or fraudulent instructions. ONE Fund will send you a written confirmation of each telephone transaction. During periods of drastic market fluctuations or technical difficulties, it might be difficult to execute telephone transactions. In such situations, you may need to send written instructions to ONE Fund. Telephone transaction privileges may be modified or discontinued at any time.

                              - AUTOMATIC TRANSFERS
Among the nine portfolios
                              You may automatically transfer shares (in increments of $50 or more) among any of the portfolios. This will occur on or about the 10th day of each month. Automatic transfers may be used, for example, to implement a "dollar-cost-averaging" investment strategy.

                              - SALES CHARGE ON CERTAIN TRANSFERS
                              No sales charge applies for transfers to a portfolio having a sales charge equal to or less than that of the portfolio from which the transfer is made. For transfers from a portfolio with a lower sales charge to one with a higher sales charge, an additional charge is made equal to the difference between the sales charge for the portfolio being purchased and any sales charges that previously applied to the account balance being transferred.

                              - CHECK WRITING
Money Market Portfolio
                              You may write checks against the balance of your Money Market Portfolio account. Checks will be provided free, upon request. You may not write a check for less than $100. Checks will be written through Star Bank. Star Bank will charge $25 for any check that is not honored because of an insufficient Money Market Portfolio account balance. Star Bank also charges $22 to stop payment of a check. Checks may not be written against account balances held for less than 15 days. ONE Fund reserves the right to amend, suspend or discontinue check-writing privileges at any time without prior notice.

                              REDEEMING SHARES

Payment is normally sent
within three business days.
                              You may redeem your shares at any time by contacting ONE Fund or the broker-dealer through whom you purchased your shares. If you are no longer serviced by an authorized registered representative, you may contact ONEQ's principal office by calling 1-800-578-8078, or by writing to
                              P. O. Box 371, Cincinnati, Ohio 45201. The price you receive for redeemed shares is the next net asset value after your request is received. Payment is normally sent within three business days. However, the proceeds of redemption will not be sent until after your check for your investment has cleared (which may take up to 15 days). (Note also, the contingent deferred sales charge of 0.5% on certain redemptions, within two years of purchase with no initial sales charge, of investments of $1 million or more as described under "Sales Charges" on page 24.)

                              - REQUEST IN WRITING
                              When making a written request for redemption, specify the name of the portfolio, the number of shares or dollar amount to be redeemed (if less than your entire account), your name and address, account number and your signature. In addition,
                              (a) for any redemption over $50,000, or (b) for redemptions of $50,000 or less where the check is to be paid or mailed to someone other than you at your address of record, a signature guarantee is required. You may obtain a signature guarantee from a bank or savings & loan that is federally insured or from a member firm of the National Association of Securities Dealers, Inc., or any other eligible guarantor institution. Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.

                              - BY TELEPHONE
                              As provided under "Telephone Transactions" on page 28, you or your registered representative may call ONE Fund to redeem up to $50,000. You may pre-authorize that the proceeds be (a) in a check, payable to you and mailed to your address of record, or (b) by wire to your bank account. Checks will normally be mailed three business days, and no more than seven days, after your request. Wire transfers to your bank account will normally be made the next business day. Wire proceeds may not be for less than $1,000. Star Bank will deduct a fee (presently $13) from the proceeds of each wire redemption.

                              - AUTOMATICALLY
                              If your account is $5,000 or more, you may establish an automatic withdrawal plan. More than one plan may be set up if your account is at least $10,000. Under each plan, you may make automatic withdrawals for $50 or more each at specified intervals. Automatic withdrawals are made on or about the 10th day of each designated month and, if withdrawals are to be made semimonthly, also on or about the 25th day of each month. Additional purchases (other than to the Money Market Portfolio) may be inadvisable, when an automatic withdrawal plan is in effect, because of sales charges and possible tax liabilities. If, due to your redemptions, your account balance is less than $300 (or a larger amount specified by the Board of Directors), ONE Fund may choose to close your account by redeeming your shares and sending you the proceeds. ONE Fund will give you at least 30 days' written notice before closing your account, and you may purchase additional ONE Fund shares to avoid the closing.

                              DIVIDENDS, DISTRIBUTIONS AND TAXES
                              Each portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is ONE Fund's policy to comply with the provisions of the Code regarding distributions of net investment income and net realized capital gains so that ONE Fund will not be subject to federal income tax on amounts distributed. Consequently, ONE Fund distributes to its shareholders each year substantially all of its net investment income and net realized capital gains (if any).

                              ONE Fund shareholders are taxed on distributed income and capital gains. To the extent that Tax-Free Income Portfolio dividends are derived from tax-exempt interest, they are exempt from federal income tax, but you are still required to report them as tax-exempt interest income on your tax return. Shareholders who are not subject to income tax would not be required to pay tax on amounts distributed to them. ONE Fund will inform shareholders of the amount and federal income tax status of distributed income and capital gains.

Money Market, Tax-Free
Income, and Income
Portfolio dividends are
accrued daily and paid
monthly. For the Money Market, Tax-Free Income, and Income Portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to shareholders of those three portfolios.

Dividends for the other
portfolios are paid at the
end of each quarter.          Dividends will normally be paid at the end of
                              March, June, September and December to Income &
                              Growth, Growth, Core Growth, Small Cap,
                              International, and Global Contrarian Portfolio shareholders. Any net realized capital gains for all portfolios will be distributed annually.
                              However, ONE Fund's Board of Directors may declare such dividends at other intervals.

                                 ONE FUND, INC.
                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the ONE Fund's portfolios' financial performance for the past five years (or any shorter period of existence for particular portfolios). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the ONE Fund's financial statements, are included in the SAI, which is available upon request.

                                                        MONEY MARKET PORTFOLIO
                                            ----------------------------------------------
                                                         YEAR ENDED JUNE 30,
                                            ----------------------------------------------
                                             1998      1997      1996      1995      1994
                                            ------    ------    ------    ------    ------
Per share data (for a share outstanding
  throughout each period):
Net asset value, beginning of period......  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment operations:
  Net investment income...................    0.05      0.05      0.05      0.05      0.03
  Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions.........................    0.00      0.00      0.00      0.00      0.00
                                            ------    ------    ------    ------    ------
           Total from investment
             operations...................    0.05      0.05      0.05      0.05      0.03
                                            ------    ------    ------    ------    ------
Less distributions:
  Dividends from net investment income....   (0.05)    (0.05)    (0.05)    (0.05)    (0.03)
  Distributions from net realized capital
     gains and foreign currency
     transactions.........................    0.00      0.00      0.00      0.00      0.00
                                            ------    ------    ------    ------    ------
           Total distributions............   (0.05)    (0.05)    (0.05)    (0.05)    (0.03)
                                            ------    ------    ------    ------    ------
Net asset value, end of period............  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                            ======    ======    ======    ======    ======
           Total return (a)...............    4.87%     4.77%     5.18%     5.06%     3.06%
                                            ======    ======    ======    ======    ======
Ratio (to average net assets)/
  supplemental data:
Ratios net of fees waived by adviser (d):
  Expenses................................    0.88%     0.80%     0.57%     0.51%     0.44%
  Net investment income...................    4.81%     4.71      5.14%     4.99%     2.97%
Ratios assuming no waiver of management
  fees by adviser (d):
  Expenses................................    1.03%     1.04      0.87%     0.81%     0.74%
  Net investment income...................    4.66%     4.47%     4.84%     2.69%     2.67%
Portfolio turnover rate...................     N/A       N/A       N/A       N/A       N/A
Net assets at end of period (millions)....  $ 16.4    $ 14.4    $ 15.8    $ 14.1    $ 12.3

---------------

(a) Total return does not reflect the initial sales charge imposed on purchases (see page 24).

(b) Calculated on an aggregate basis (not annualized).

(c) Annualized.

(d) Until November 1, 1996, the Adviser elected to waive the entire management fee for the Money Market Portfolio and one-half of the management fees for the Tax-Free Income, Income, Income & Growth, and Small Cap Portfolios; since that date, the Adviser has elected to waive 0.15% of its management fee for each of those portfolios, but it may cease those waivers, in whole or in part, without prior notice.

(e) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

                                  TAX FREE INCOME PORTFOLIO                        INCOME PORTFOLIO
                              ----------------------------------      ------------------------------------------
                                YEAR ENDED JUNE 30,      11/1/94                 YEAR ENDED JUNE 30,
                              ------------------------     TO         ------------------------------------------
                               1998     1997     1996    6/30/95       1998     1997     1996     1995     1994
                              ------   ------   ------   -------      ------   ------   ------   ------   ------
Per share data (for a share
  outstanding throughout
  each period):
Net asset value, beginning
  of period.................  $11.09   $10.79   $10.66   $10.00         9.75   $ 9.59   $ 9.78   $ 9.39   $10.43
Income from investment
  operations:
  Net investment income.....     .49     0.53     0.56     0.35          .59     0.61     0.63     0.65     0.62
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency
    transactions............     .15     0.30     0.13     0.66         0.24     0.16    (0.19)    0.39    (0.98)
                              ------   ------   ------   ------       ------   ------   ------   ------   ------
         Total from
           investment
           operations.......     .64     0.83     0.69     1.01         0.83     0.77     0.44     1.04    (0.36)
                              ------   ------   ------   ------       ------   ------   ------   ------   ------
Less distributions:
  Dividends from net
    investment income.......   (0.49)   (0.53)   (0.56)   (0.35)       (0.59)   (0.61)   (0.63)   (0.65)   (0.62)
  Distributions from net
    realized capital gains
    and foreign currency
    transactions............    0.00     0.00     0.00     0.00        (0.00)   (0.00)    0.00    (0.00)   (0.06)
                              ------   ------   ------   ------       ------   ------   ------   ------   ------
         Total
           distributions....   (0.49)   (0.53)   (0.56)   (0.35)        (.59)   (0.61)   (0.63)   (0.65)   (0.68)
                              ------   ------   ------   ------       ------   ------   ------   ------   ------
Net asset value, end of
  period....................  $11.24   $11.09.. $10.79   $10.66       $ 9.99   $ 9.75   $ 9.59   $ 9.78   $ 9.39
                              ======   ======   ======   ======       ======   ======   ======   ======   ======
         Total return (a)...    5.77%    7.82%    6.59%   10.26%(b)     8.56%    8.26%    4.61%   11.58%   (3.79)%
                              ======   ======   ======   ======       ======   ======   ======   ======   ======
Ratio (to average net
  assets)/supplemental data:
Ratios net of fees waived by
  advisor (d):
  Expenses..................    1.45%    1.24%    0.94%    0.91%(c)     1.39%    1.21%    0.97%    0.85%    1.02%
  Net investment income.....    4.30%    4.81%    5.20%    5.04%(c)     5.91%    6.29%    6.50%    6.80%    6.10%
Ratios assuming no waiver of
  management fees by adviser
  (d):
  Expenses..................    1.60%    1.45%    1.24%    1.21%(c)     1.54%    1.51%    1.22%    1.10%    1.27%
  Net investment income.....    4.15%    4.60%    4.90%    4.74%(c)     5.76%    5.99%    6.25%    6.55%    5.85%
Average commission rate
  (e).......................     N/A      N/A      N/A      N/A          N/A      N/A      N/A      N/A      N/A
Portfolio turnover rate.....       4%       6%       8%       0%          40%      10%       9%       4%       6%
Net assets at end of period
  (millions)................  $  7.2   $  6.8   $  6.3   $  5.7       $  6.9   $  6.6   $  7.0   $  7.1   $  4.6

                 INCOME & GROWTH PORTFOLIO                              GROWTH PORTFOLIO
       ----------------------------------------------    ----------------------------------------------
                    YEAR ENDED JUNE 30,                               YEAR ENDED JUNE 30,
       ----------------------------------------------    ----------------------------------------------
        1998      1997      1996      1995      1994      1998      1997      1996      1995      1995
       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
       $14.89    $12.78    $11.57    $10.65    $10.96    $17.52    $15.47    $13.03    $11.67    $11.63
         0.42      0.38      0.38      0.41      0.33      0.00      0.07      0.14      0.16      0.12
         1.73      2.39      1.27      1.54     (0.11)     2.41      2.73      2.72      2.17      0.22
       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
         2.15      2.77      1.65      1.95      0.22      2.41      2.80      2.86      2.33      0.34
       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
        (0.42)    (0.38)    (0.37)    (0.41)    (0.33)    (0.06)    (0.07)    (0.14)    (0.16)    (0.12)
        (0.77)    (0.28)    (0.07)    (0.62)    (0.20)    (1.19)    (0.68)    (0.28)    (0.81)    (0.18)
       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
        (1.19)    (0.66)    (0.44)    (1.03)    (0.53)    (1.25)    (0.75)    (0.42)    (0.97)    (0.30)
       ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
       $15.85    $14.89    $12.78    $11.57    $10.65    $18.68    $17.52    $15.47    $13.03    $11.67
       ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
        14.77%    22.34%    14.50%    19.41%     1.96%    14.13%    18.68%    22.22%    20.54%     2.85%
       ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
         1.20%     1.12%     0.89%     0.81%     0.94%     1.24%     1.13%     0.90%     0.83%     1.04%
         2.65%     2.77%     3.10%     3.69%     3.08%     0.02%     0.43%     0.99%     1.35%     1.04%
         1.35%     1.31%     1.14%     1.06%     1.19%     1.39%     1.32%     1.15%     1.08%     1.30%
         2.50%     2.58      2.85%     3.44%     2.83      0.13%     0.24%     0.74%     1.10%     0.79%
       $ 0.07    $ 0.07       N/A       N/A       N/A    $ 0.07    $ 0.07       N/A       N/A       N/A
           39%       14%        7%       25%       14%       40%       27%       22%       24%        8%
       $ 16.1    $ 13.1    $ 10.8    $  7.7    $  7.5    $ 14.2    $ 13.3    $ 11.8    $  7.0    $  5.3

                                            CORE GROWTH                       SMALL CAP PORTFOLIO
                                      -----------------------     -------------------------------------------
                                                    11-1-96             YEAR ENDED JUNE 30,           11-1-94
                                                      TO          -------------------------------       TO
                                       1998         6-30-97        1998        1997        1996       6-30-95
                                      -------     -----------     -------     -------     -------     -------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value, beginning of
  period............................  $  9.86       $ 10.00       $ 13.30     $ 12.82     $ 10.63     $ 10.00
Income from investment operations:
  Net investment income.............    (0.16)        (0.08)          .06        0.11        0.26        0.22
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions...      .90         (0.06)         1.30        1.67        2.26        0.67
                                      -------       -------       -------     -------     -------     -------
         Total from investment
           operations...............      .74         (0.14)         1.36        1.78        2.52        0.89
                                      -------       -------       -------     -------     -------     -------
Less distributions:
  Dividends from net investment
    income..........................     0.00          0.00         (0.06)      (0.11)      (0.25)      (0.22)
  Distributions from net realized
    capital gains and foreign
    currency transactions...........     0.00          0.00         (1.28)      (1.19)      (0.08)      (0.04)
                                      -------       -------       -------     -------     -------     -------
         Total distributions........     0.00          0.00         (1.34)      (1.30)      (0.33)      (0.26)
                                      -------       -------       -------     -------     -------     -------
Net asset value, end of period......  $ 10.60       $  9.86       $ 13.32     $ 13.30     $ 12.82     $ 10.63
                                      =======       =======       =======     =======     =======     =======
         Total return (a)...........     7.51%        (1.40%)(b)    10.56%      14.82%      24.10%       8.91%(b)
                                      =======       =======       =======     =======     =======     =======
Ratio (to average net assets)/
  supplemental data:
Ratios net of fees waived by advisor
  (d):
  Expenses..........................     2.06%         1.35%(c)      1.67%       1.35%       0.94%       1.00%(c)
  Net investment income.............    (1.65%)       (0.87%)(c)      .47%       0.89%       2.21%       3.19%(c)
Ratios assuming no waiver of
  management fees by adviser (d):
  Expenses..........................     2.12%         1.40%(c)      1.82%       1.62%       1.27%       1.31%(c)
  Net investment income.............    (1.70%)       (0.92%)(c)      .32%       0.62%       1.88%       2.88%(c)
Average commission rate(e)..........  $  0.05       $  0.05       $  0.07     $  0.08         N/A         N/A
Portfolio turnover rate.............      116%           80%           77%         34%         34%          8%
Net assets at end of period
  (millions)........................  $   5.3       $   5.5       $   5.8     $   5.2     $   4.5     $   2.9

                  INTERNATIONAL PORTFOLIO                        GLOBAL CONTRARIAN PORTFOLIO
    ---------------------------------------------------    ----------------------------------------
                    YEAR ENDED JUNE 30,                         YEAR ENDED JUNE 30,         11-1-94
    ---------------------------------------------------    -----------------------------      TO
     1998       1997       1996       1995       1994       1998       1997       1996      6-30-95
    -------    -------    -------    -------    -------    -------    -------    -------    -------
    $ 15.45    $ 14.47    $ 12.89    $ 13.32    $  9.90    $ 11.79    $ 11.48    $ 10.01      10.00
        .12       0.14       0.10       0.14       0.05       0.14       0.20       0.16       0.17
           )
      (0.63       1.92       2.24       0.63       4.01      (0.26)      0.99       1.61       0.13
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      (0.51)      2.06       2.34       0.77       4.06      (0.12)      1.19       1.77       0.30
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      (0.12)     (0.15)     (0.39)     (0.14)     (0.05)     (0.13)     (0.21)     (0.16)     (0.17)
           )
      (1.90      (0.93)     (0.37)     (1.06)     (0.59)     (0.78)     (0.67)     (0.14)     (0.12)
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      (2.02)     (1.08)     (0.76)     (1.20)     (0.64)     (0.91)     (0.88)     (0.30)     (0.29)
    -------    -------    -------    -------    -------    -------    -------    -------    -------
    $ 12.92    $ 15.45    $ 14.47    $ 12.89    $ 13.32    $ 10.76    $ 11.79    $ 11.48    $ 10.01
    =======    =======    =======    =======    =======    =======    =======    =======    =======
      (4.84%)    14.76%     18.65%      6.44%     40.65%     (1.05%)    11.11%     17.84%      2.99%(b)
    =======    =======    =======    =======    =======    =======    =======    =======    =======
       2.10%      1.87%      1.72%      1.50%      1.50%      2.13%      2.02%      2.14%      2.05%(c)
        .85%      0.99%      0.70%      1.11%      0.46%      1.28%      1.78%      1.49%      2.85%(c)
       2.20%      1.98%      1.72%      1.50%      1.50%      2.53%      2.21%      2.14%      2.05%(c)
        .75%      0.88%      0.70%      1.11%      0.46%       .88%      1.59%      1.49%      2.85%(c)
    $  0.01    $  0.02        N/A        N/A        N/A    $  0.01    $  0.01        N/A    $  0.01
         12%         9%        20%        39%        27%        25%         6%        26%         8%
    $  14.6    $  19.3    $  15.1    $  12.0    $  10.4    $   5.1    $   6.3    $   5.7    $   3.9